Zayo Group Holdings, Inc. Fiscal Year 2015 Q3 Supplemental Earnings Information Exhibit 99.2

Forward-Looking Statements Information contained in this supplemental presentation that is not historical by nature constitutes “forward-looking statements” which can be identified by the use of forward-looking terminology such as “believes,” “expects,” “plans,” “intends,” “estimates,” “projects,” “could,” “may,” “will,” “should,” or “anticipates” or the negatives thereof, other variations thereon or comparable terminology, or by discussions of strategy. No assurance can be given that future results expressed or implied by the forward-looking statements will be achieved and actual results may differ materially from those contemplated by the forward-looking statements. Such statements are based on management’s current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, those relating to Zayo Group Holdings, Inc.’s (“the Company” or “ZGH”) financial and operating prospects, current economic trends, future opportunities, ability to retain existing customers and attract new ones, outlook of customers, and strength of competition and pricing. In addition, there is risk and uncertainty in the Company’s acquisition strategy including our ability to integrate acquired companies and assets. Specifically there is a risk associated with our recent acquisitions, and the benefits thereof, including financial and operating results and synergy benefits that may be realized from these acquisitions and the timeframe for realizing these benefits. Other factors and risks that may affect our business and future financial results are detailed in the “Risk Factors” section of our final prospectus filed with the Securities and Exchange Commission on March 13, 2015. We caution you not to place undue reliance on these forward-looking statements, which speak only as of their respective dates. We undertake no obligation to publicly update or revise forward-looking statements to reflect events or circumstances after releasing this supplemental information or to reflect the occurrence of unanticipated events, except as required by law.

Presentation of Certain Consolidated Pro-forma Financial Data Acquisitions have been, and are expected to continue to be, a component of the Company’s strategy. In this Supplemental Earnings Information under “Consolidated Financial Data,” the Company sets forth its pro-forma annualized revenue growth rate and pro-forma annualized Adjusted EBITDA growth rates for the fiscal quarters impacted by the Company’s acquisitions. These pro-forma measures are intended to provide additional information regarding such rates of growth on a more comparable basis than would be provided without such pro-forma adjustments. With regard to the recent acquisitions that impact the financial data reported within this supplemental earnings presentation (i.e. Access, FiberLink, CoreXchange, Geo, Neo, AtlantaNAP, IdeaTek and Latisys), the Company has calculated its pro-forma annualized revenue growth rate and pro-forma annualized Adjusted EBITDA growth rates as if the acquisitions occurred on the first day of the quarter preceding the respective quarter in which the acquisition closed. In making such adjustments, the Company made certain pro-forma adjustments to the revenue and Adjusted EBITDA of the acquired entities, which principally include an adjustment related to the estimated fair value of the acquired deferred revenue balance and the elimination of historical transactions between Zayo and the acquired company, but do not include cost savings and other synergies that were only realized following completion of the acquisitions. See “Pro-forma Growth Reconciliation” slides. The Company also makes additional pro-forma adjustments to exclude the impact of changes in foreign exchange rates to its revenue and Adjusted EBITDA, by assuming the average US dollar to foreign exchange rates remained constant for the base comparative periods. The Company provides the pro-forma annualized revenue growth rate and pro-forma annualized Adjusted EBITDA growth rate for the fiscal quarters impacted by acquisitions on the slide entitled “Consolidated Financial Data.” Similarly, the Company presents pro-forma annualized revenue and pro-forma annualized Adjusted EBITDA growth rates for its operating segments. The calculation of the pro-forma growth rates includes both the impact of the aforementioned acquisitions and the impact of transfers between the segments. The pro-forma growth rates, if applicable to the reporting segments, are presented on slides entitled: “Zayo Physical Infrastructure Segment Financial Data”; “Zayo Cloud and Connectivity Segment Financial Data”; and “Zayo Other Segment Financial Data” within the “Financial Data by Reporting Segment” section of this supplemental earnings presentation.

Non-GAAP Financial Measures The Company provides financial measures that are not defined under generally accepted accounting principles in the United States, or GAAP, including Adjusted EBITDA, Adjusted EBITDA Margin, unlevered free cash flow, adjusted unlevered free cash flow, levered free cash flow, adjusted funds from operations, and net adjusted funds from operations. Adjusted EBITDA is defined as earnings/(loss) from continuing operations before interest, income taxes, depreciation, and amortization (“EBITDA”) adjusted to exclude acquisition or disposal-related transaction costs, losses on extinguishment of debt, stock-based compensation, unrealized foreign currency gains/ (losses) on intercompany loans, and non-cash income/(loss) on equity and cost method investments. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by revenue. Unlevered free cash flow is defined as Adjusted EBITDA minus purchases of property and equipment, net of stimulus grants. Levered free cash flow is defined as operating cash flow minus purchases of property and equipment, net of stimulus grants. Adjusted funds from operations (“AFFO”) is defined as earnings/(loss) from continuing operations before depreciation and amortization, unrealized foreign currency gains/(losses) on intercompany loans, stock-based compensation, acquisition or disposal-related transaction costs, losses on extinguishment of debt, non-cash income/(loss) on equity and cost investments, non-cash monthly amortized revenue, less cash payments related to maintenance capital expenditures. Net AFFO is defined as AFFO plus upfront customer payments from less than twelve month payback on net new sales less cash payments related to capital expenditures for (i) less than twelve month payback on net new sales and (ii) network capacity. These measures are not measurements of our financial performance under GAAP and should not be considered in isolation or as alternatives to net income, net cash flows provided by operating activities, total net cash flows or any other performance measures derived in accordance with GAAP or as alternatives to net cash flows from operating activities or total net cash flows as measures of our liquidity. We use Adjusted EBITDA to evaluate our operating performance and liquidity, and we use levered free cash flow as a measure to evaluate cash generated through normal operating activities. In addition to Adjusted EBITDA, management uses unlevered free cash flow, which measures the ability of Adjusted EBITDA to cover capital expenditures. Adjusted EBITDA is a performance rather than cash flow measure. Correlating our capital expenditures to our Adjusted EBITDA does not imply that we will be able to fund such capital expenditures solely with cash from operations. In addition to these measures, we use levered free cash flow as a measure to evaluate cash generated through normal operating activities. These metrics are among the primary measures used by management for planning and forecasting future periods. We believe the presentation of Adjusted EBITDA is relevant and useful for investors because it allows investors to view results in a manner similar to the method used by management and make it easier to compare our results with the results of other companies that have different financing and capital structures. We believe that the presentation of levered free cash flow is relevant and useful to investors because it provides a measure of cash available to pay the principal on our debt and pursue acquisitions of businesses or other strategic investments or uses of capital. We believe the presentation of AFFO and Net AFFO is useful to investors by providing measures presented by certain datacenter and cellular tower REITs (and some non-REITs) with which we are sometimes compared.

We also monitor Adjusted EBITDA because our subsidiaries have debt covenants that restrict their borrowing capacity that are based on a leverage ratio, which utilizes a modified EBITDA, as defined in our credit agreement and the indentures governing our notes. The modified EBITDA is consistent with our definition of Adjusted EBITDA; however, it includes the pro forma Adjusted EBITDA of and expected cost synergies from the companies acquired by us during the quarter for which the debt compliance certification is due. Adjusted EBITDA results, along with the quantitative and qualitative information, are also utilized by management and our Compensation Committee, as an input for determining incentive payments to employees. Adjusted EBITDA has limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, analysis of our results of operations and operating cash flows as reported under GAAP. For example, Adjusted EBITDA: does not reflect capital expenditures, or future requirements for capital and major maintenance expenditures or contractual commitments; does not reflect changes in, or cash requirements for, our working capital needs; does not reflect the interest expense, or the cash requirements necessary to service the interest payments, on our debt; and does not reflect cash required to pay income taxes. Unlevered free cash flow and adjusted unlevered free cash flow have limitations as analytical tools and should not be considered in isolation from, or as a substitute for, analysis of our results as reported under GAAP. For example, unlevered free cash flow: does not reflect changes in, or cash requirements for, our working capital needs; does not reflect the interest expense, or the cash requirements necessary to service the interest payments, on our debt; and does not reflect cash required to pay income taxes. Levered free cash flow, AFFO, and Net AFFO have limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, analysis of our results as reported under GAAP. For example, levered free cash flow, AFFO, and Net AFFO: does not reflect principal payments on debt; does not reflect principal payments on capital lease obligations; does not reflect dividend payments, if any; and does not reflect the cost of acquisitions. Non-GAAP Financial Measures (continued)

Non-GAAP Financial Measures (continued) Our computation of Adjusted EBITDA, unlevered free cash flow, adjusted unlevered free cash flow, levered free cash flow, AFFO, and Net AFFO may not be comparable to other similarly titled measures computed by other companies because all companies do not calculate these measures in the same fashion. Because we have acquired numerous entities since our inception and incurred transaction costs in connection with each acquisition, borrowed money in order to finance our operations and acquisitions, and used capital and intangible assets in our business, and because the payment of income taxes is necessary if we generate taxable income after the utilization of our net operating loss carryforwards, any measure that excludes these items has material limitations. As a result of these limitations, these measures should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of our liquidity. See “Reconciliation of Non-GAAP Financial Measures” for a quantitative reconciliation of Adjusted EBITDA, AFFO, and Net AFFO to net income/(loss) and for a quantitative reconciliation of unlevered free cash flow and levered free cash flow to net cash flows provided by operating activities. Annualized revenue and annualized Adjusted EBITDA are derived by multiplying the total revenue and Adjusted EBITDA, respectively, for the most recent quarterly period by four. Our computations of annualized revenue and annualized Adjusted EBITDA may not be representative of our actual annual results. Measures referred to as being calculated on a constant currency basis are intended to present the relevant information assuming a constant exchange rate between the two periods being compared. Such metrics are calculated by applying the currency exchange rates used in the preparation of the prior period financial results to the subsequent period results. Tables reconciling such non-GAAP measures are included in the Historical Financial Data & Reconciliations section of this presentation. A glossary of terms used throughout is available under the investor section of the Company’s website at http://www.zayo.com/investors.

Recent Developments IdeaTek Acquisition On December 3, 2014, the Company entered into a stock purchase agreement with the shareholders of IdeaTek Systems, Inc. ("IdeaTek").  The acquisition closed on January 1, 2015. The purchase price, subject to certain post-closing adjustments, was $53.6 million and was paid with cash on hand. IdeaTek added 1,800 route miles to the Company’s network in Kansas, including a dense metro footprint in Wichita. Latisys Acquisition On February 23, 2015, the Company acquired the operating units of Latisys Holdings, LLC (“Latisys”), a colocation and infrastructure as a service (“IaaS”) provider for a price of $677.5 million, subject to certain post-closing adjustments and net of cash acquired. The Latisys acquisition was funded with senior unsecured indebtedness (see below). Latisys added colocation and IaaS services through eight datacenters across five markets in Northern Virginia, Chicago, Denver, Orange County, and London. The acquired datacenters currently total over 185,000 square feet of billable space and 33 megawatts of critical power. January Senior Notes Offering On January 23, 2015, the Company completed a private offering (the “January Notes Offering”) of $700.0 million of 6.00% senior unsecured notes due 2023.  The net proceeds were used to fund the acquisition of Latisys. Follow-on Equity Offering On March 11, 2015, the Company completed a follow-on public equity offering of 4,000,000 shares of its common stock at a price of $27.35 per share for gross proceeds of $109.5 million. The net proceeds from the follow-on equity offering will be used for general corporate purposes, which may include repayment of indebtedness, acquisitions, working capital, and capital expenditures. March Senior Notes Offering On March 9, 2015, the Company completed a $730.0 million aggregate principal add-on to the January Notes Offering at a premium of 1% (the “March Notes Offering”). The net proceeds were used to redeem the Company’s remaining $675.0 million of 8.125% senior secured notes due 2020. As part of this redemption, the Company incurred an early redemption call premium of $38.8 million. Fiscal Fourth Quarter Activity In the fiscal fourth quarter, the Company completed several re-financing transactions as more fully described in our Form 10-Q filing. These financing transactions included: upsizing and extending the revolver credit facility, amending and extending the term loan facility, and introducing a new unsecured note due 2025 (the net proceeds of which paid down a portion of term loan borrowing). As part of the Latisys acquisition, the Company acquired an IaaS business which was combined with its existing business to create a new Cloud strategic product group. Also in conjunction with the Latisys acquisition, the Zayo Lit Services segment was re-named Zayo Cloud & Connectivity. Beginning in the fiscal fourth quarter, the Company plans to report the financial results and operational metrics of Zayo France within the Zayo Physical Infrastructure and Zayo Cloud & Connectivity segments, based on the underlying products. Zayo France has been reported within the Other segment through the fiscal third quarter.

Financial Highlights

Consolidated Financial Data 1Pro-forma annualized growth for revenue and Adjusted EBITDA are calculated as if the acquisitions occurred on the first day of the quarter preceding the respective quarter in which the acquisitions closed Financial Data

Foreign Exchange Impact & Exposure Foreign Exchange Impact & Exposure d 1 Pro-forma Acquisition Adjusted growth rates reflective of IdeaTek and Latisys acquisitions 2 Constant currency is based on the average US Dollar to British Pound and to Euro foreign exchange rates for the base comparative periods

Estimated Bookings less Netex1 Net New Sales (Bookings) Net New Sales (Bookings) Net New Sales (Bookings) Estimated Capital and Upfront Expenditures associated with Net New Sales (Bookings) less Upfront Charges thousands thousands millions months MRR and MAR Monthly Bookings less Netex Est Bookings less Netex % = Estimated Payback Period associated with Net New Sales (Bookings) 1 Network expense or "Netex", consists of third-party network service costs resulting from Net New Sales (Bookings)

Estimated Capital and Upfront Expenditures and Net New Sales (Bookings) IRU and Upfront Charges Net New Sales (Bookings) – IRU and Upfront Charges Net New Sales (Bookings) from IRUs Net New Sales (Bookings) Upfront Charges Net New Sales (Bookings) Other Charges (Construction Services, Other) millions Estimated Expenditures associated with Net New Sales (Bookings) millions Capital Expenditures Estimated Capital and Upfront Expenditures and Net New Sales (Bookings) IRU and Upfront Charges Estimated Capital Expenditures associated with Net New Sales (Bookings) Estimated Upfront Expenditures associated with Net New Sales (Bookings)

Stratification of Net New Sales (Bookings) Net New Sales (Bookings) Stratification

Major Committed Capital Projects FTT: Dallas FTT: Denver LH DF: Phoenix-Dallas zColo: Facility Additions & Expansions Adds unique link in Zayo US longhaul dark fiber network Mix of self-construct, existing and acquired conduit assets Net Capex ~$15M over 2015-17 Substantially expands already extensive Dallas-Ft Worth metro fiber network >2,000 new route miles Adding ~600 new cell towers Net capex ~$185M 2015-19 deployment Fills in and expands already unique Front Range Colorado metro fiber network ~450 new route miles Adding ~375 new cell towers Net capex of ~$10M 2015-17 deployment ~$25M in approved capex for zColo facility additions and expansions Additions: Denver (1500 Champa), Minneapolis (511 11th) Expansions: Miami (36 NE 2nd), Nashville (209 10th), Las Vegas (7185 Pollock) Existing Fiber Network New Fiber Network Legend

Installation and Churn Processed Installation and Churn Processed Net Installations thousands thousands thousands MRR and MAR MRR and MAR MRR and MAR Gross Installations Churn Processed Churn =

Service Activation and Churn Pipeline Service Activation and Churn Pipeline Service Activation Pipeline Estimated Timing of Service Activation Pipeline Churn Pipeline Net Installation Pipeline millions millions millions MRR and MAR MRR MRR and MAR millions Service Orders – MRR Service Orders – MAR Revenue Commitments Implied Average Days to Install = MRR and MAR

Revenue Under Contract Revenue Under Contract Revenue Under Contract millions Average Remaining Contract Term Months

Stratification of Revenue millions millions millions millions MRR and MAR on the Last Day of the Quarter1 MRR on the last day of the quarter MAR of the last day of the quarter millions Revenue Stratification MAR – Upfront Charges MAR - IRU 1 The change in MRR and MAR on the last day of the quarter is equal to the net installations in the period plus or minus any effects of fluctuations in foreign exchange rates

Stratification of Adjusted EBITDA millions millions Adjusted EBITDA Associated with Other Revenue Stratification of Adjusted EBITDA Adjusted EBITDA Stratification Adjusted EBITDA associated with Credits and Adjustments Adjusted EBITDA associated with Early Termination Revenue and Construction Services Adjusted EBITDA associated with Other Revenue Adjusted EBITDA excluding Other Revenue millions Purchases of Property and Equipment Purchases of Property and Equipment by Driver Capital Expenditures Purchases of Property and Equipment Maintenance, Integration and Other Growth Capital Expenditures Capital Expenditures Capital Expenditures millions millions millions Purchases of Property and Equipment by Type

Cash Flow Stratification % of Revenue millions Purchases of Property and Equipment % of Revenue millions Adjusted EBITDA % of Revenue millions Net Capital1 1 Net Capital is equal to “Cash Outflows for Purchases of Property and Equipment” less “Additions to Deferred Revenue” 2 Unlevered Free Cash Flow is equal to Adjusted EBITDA less “Cash Outflows for Purchases of Property and Equipment” 3 Adjusted Unlevered Free Cash Flow is equal to Adjusted EBITDA less “Net Capital” less “Monthly Amortized Revenue” 4 Levered Free Cash Flow is equal to “Net Cash Provided by Operating Activities” less “Cash Outflows for Purchases of Property and Equipment” % of Revenue millions Adj Unlevered FCF3 % of Revenue millions Unlevered Free Cash Flow (FCF)2 % of Revenue millions Levered FCF4 $10.2 million lease termination cost adjustment Dec-14 includes the payment of $56M of notes interest normally paid in Mar-15 Mar-15 includes $16M in accelerated interest payments related to our refinancing activity

Net AFFO millions Plus: <12 month payback net sales millions millions Less: Churn processed millions Plus: Upfront customer payments on <12 mo. payback net sales millions millions Net AFFO % of Revenue Less: CapEx from <12 mo. payback net sales and Network Capacity CapEx AFFO % of Revenue

Inorganic Activity

IdeaTek Acquisition On January 1, 2015, the Company acquired IdeaTek Systems Inc. (“IdeaTek”). The purchase price, subject to certain closing and post-closing adjustments, was $52.0 million and was paid with cash on hand. The high Adjusted EBITDA multiple reflects the large revenue install pipeline relative to LQA revenue and Adjusted EBITDA, compared to past acquisitions. The IdeaTek acquisition added 1,800 route miles to the Company’s network in Kansas, and includes a dense metro footprint in Wichita, Kansas. The network spans across Kansas and connects to approximately 600 cellular towers and over 100 additional buildings. IdeaTek Statistics 1Annualized revenue and Adjusted EBITDA are based on the operating results of IdeaTek for the three months ended December 31, 2014. Financial results do not reflect any purchase accounting adjustments or reductions for intercompany transactions which will be eliminated post close 2Calculated by dividing the purchase price of IdeaTek by the annualized Adjusted EBITDA derived from the historical December 31, 2014 quarterly operating results

Latisys Acquisition Latisys Statistics On February 23, 2015, the Company acquired the operating units of Latisys Holdings, LLC (“Latisys”), a colocation and infrastructure as a service (“IaaS”) provider for a price of $675.0 million, subject to certain post-closing adjustments. The Latisys acquisition was funded with new 6% senior notes due in 2023. The Latisys acquisition added colocation and IaaS services through eight datacenters across five markets in Northern Virginia, Chicago, Denver, Orange County, and London. The acquired datacenters totaled over 185,000 square feet of billable space and 33 megawatts of critical power. 2 1Annualized revenue and Adjusted EBITDA are based on the estimated operating results of Latisys for the three months ended December 31, 2014. Updated from prior disclosure to reflect finalization on revenue recognition and financial results. Financial results do not reflect any purchase accounting adjustments or reductions for intercompany transactions which will be eliminated post close 2Adjusted EBITDA reflects lease adjustment of $0.8M reflecting Dec-14 purchase of Denver facility 3 Calculated by dividing the purchase price of Latisys by the annualized Adjusted EBITDA derived from the historical December 31, 2014 quarterly operating results

Weighted Average Multiple = 10.1x Pre-Synergy and 7.4x Post Synergy ZGH Acquisition History 1Estimated Revenue LQA and Adjusted EBITDA LQA represents the Revenue and Adjusted EBITDA (adjusted for estimated purchase accounting adjustments) recognized by the acquired entity during the last quarterly period immediately preceding the respective acquisition date multiplied by 4 2 Geo reflects GBP-USD FX rate of 1.6548 3 Neo Telecoms reflects Euro-USD FX rate of 1.3715 4 Adjusted EBITDA reflects lease adjustment of $0.8M reflecting Dec-14 purchase of Denver facility

Organic vs. Inorganic Revenue Growth Organic growth is a derived figure calculated as the difference between reported Revenue (annualized) and cumulative acquired Revenue ZGH Acquired and Organic Revenue Growth Cumulative Acquired Revenue Annualized Organic Revenue Incremental Acquired Revenue 5 6 7 8 9 10 2,3,4 12 11 13 14 15 1CAGR based on establishing a weighted average date based on acquisition date and revenue 2 ZGH Acquired annualized revenue through Sep-11 includes Memphis Networx, IFW, Onvoy, Citynet, Ctel Tri-State Markets, CFS, Fibernet, AGL Networks, Dolphini, AFS 3360Networks (1 mo) 4360Networks (2 mos), Marquisnet 5 Arialink (2 mos) 6 Arialink (1 mo), Abovenet, Fibergate (1 mo) 7 Fibergate (2 mos), First Telecommunications (0.5 mos, USCarrier 8First Telecommunications (2.5 mos), Litecast (3 mos) 9Core NAP (1 mo) 10Core NAP (2 mos), CoreLink (2 mos) 11 Corelink (1 mo), Access Communications, Fiberlink 12 CoreXchange (1 mo) 13 CoreXchange (2 mos), Geo (1.5 mos, based on 1.6548 FX rate) 14 Geo (1.5 mos), Neo Telecoms (based on 1.3715 FX rate), AtlantaNAP 15 IdeaTek, Latisys (1.25 mos)

Organic vs. Inorganic Adj EBITDA Growth 8First Telecommunications (2.5 mos), Litecast (3 mos) 9Core NAP (1 mo) 10 Core NAP (2 mos), CoreLink (2 mos) 11 Corelink (1 mo), Access Communications, Fiberlink 12 CoreXchange (1 mo) 13 CoreXchange (2 mos), Geo (1.5 mos, based on 1.6548 FX rate) 14Geo (1.5 mos), Neo Telecoms,(based on 1.3715 FX rate), AtlantaNAP 15 IdeaTek, Latisys (1.25 mos) * Adjustment to normalize for one-time $10.2M lease termination cost ZGH Adjusted EBITDA Growth 1CAGR based on establishing a weighted average date based on acquisition date and EBITDA 2ZGH Acquired annualized revenue through Sep-11 includes Memphis Networx, IFW, Onvoy, Citynet, Ctel Tri-State Markets, CFS, Fibernet, AGL Networks, Dolphini, AFS 3360Networks (1 mo) 4360Networks (2 mos), Marquisnet 5 Arialink (2 mos) 6 Arialink (1 mo), Abovenet, Fibergate (1 mo) 7 Fibergate (2 mos), First Telecom Services (1/2 mo), USCarrier 2,3,4 5 6 7 8 9 * 10 12 13 14 15 Organic EBITDA Growth 18% (including Synergies) (Date Weighted CAGR)1 11 Cumulative Acquired Adjusted EBITDA Annualized Organic Adjusted EBITDA (including Synergies) Incremental Acquired Adjusted EBITDA Organic growth is a derived figure calculated as the difference between reported Adjusted EBITDA (annualized) and cumulative acquired Adjusted EBITDA

Synergy Attainment Assessment through Dec-14 Synergy Attainment through Dec-14 Assuming a 70% Adjusted EBITDA contribution on incremental organic revenue (see analysis1 below), we have concluded that we attained all planned synergies related to acquisitions closed prior to the quarter ended Dec-14 1 Realized synergies is calculated by comparing pro-forma revenue growth multiplied by 70% (an estimated incremental Adjusted EBITDA margin) to actual pro-forma Adjusted EBITDA growth. The amount by which the latter is greater than the former is reflected as the estimate of realized synergies for a given period. In prior periods pro-forma revenue growth was further adjusted to remove the impacts of other revenue. Other revenue was not removed in the calculation above and will not be removed in future realized synergy calculations Either over-achieved synergies or Adjusted EBITDA contribution exceeded 70%

Mar-15 Synergy Update Per prior slide, have concluded that no more remaining synergies from acquisitions closed prior to quarter ended Dec-14 Expect to achieve $8M of synergies from combined IdeaTek and Latisys acquisitions, both of which closed in Mar-15 quarter Expect to achieve these synergies by the quarter ended Mar-16, and believe that some of these synergies were achieved in the Mar-15 quarter Mar-15 Synergy Update

Operational Data

Customer Verticals and Product Mix Customer Verticals and Product Mix1 1 Customer Verticals and Product Mix excludes the Other segment

Total FTT Tenants 2,3 Mobile Infrastructure (FTT & Small Cell) Total FTT Towers & Small Cells 2,3 FTT Bandwidth/Tenant (Mbs)1 Towers & Small Cells Tenants Mbs In Service Tenants/In Service Tower = 1 Bandwidth/Tenant excludes Dark Fiber sites 2 In Service counts reflect instances where Zayo owns the entire method of delivery 3 Service disconnects result in a reduction to tenant count, however tower is not removed as fiber infrastructure remains in place Fiber to the Tower (& Small Cell) % of FTT MRR and MAR FTT Product Mix

Customer Metrics Customer Metrics Number of Customers Customers MRR and MAR (MRR and MAR)/Customer thousands % of MRR Customer #1 Customer #2 Customer #3 Top 20 Top 10 Top 5 Customer Concentration

Employee Data Employee & QBHC Data Number of Employees thousands Headcount Financial Statement Revenue Annualized Revenue per Employee Quota Bearing Headcount Monthly Average Net New Sales (Bookings) per QBHC thousands Headcount Net New Sales (Bookings) MRR and MAR

Network Metrics Network Metrics1 Fiber Network - Route Miles Route Miles Fiber Miles On-Net Buildings Number of Markets thousands States = Fiber Network - Fiber Miles Number of On-net Buildings Number of Markets 1 As the Company audits network and building metrics any adjustments are reflected in the metrics above 2 In the three months ended December 31, 2014, the Company began reporting fiber and route miles as Metro or Intercity. Historical periods have not been restated to reflect this change 2 2

Network Metrics On-Net Buildings1 1 As the Company audits network and building metrics, any adjustments are reflected in the metrics above

Network Metrics Colocation Cabinet Utilization Billable Colocation Square Feet Utilized Colocation Cabinet Equivalents Square Feet Colocation Cabinet Equivalents Colocation Cabinet Equivalents Utilization = Colocation Cabinet Equivalents

Breakdown of Installations and Churn Processed Installation and Churn Processed1 thousands thousands MRR and MAR MRR and MAR Churn % = Gross Installations Churn Processed 1Beginning in the three months ended September 30, 2013, the Company began reporting Replacement Services. The installs were previously reported as New Services, and the churn was included in Hard Disconnects

Price Changes and Renewals Price Increases Price Decreases thousands millions thousands MRR Contract Value MRR Price Changes Net of Price Increases and Price Decreases thousands MRR Price increases as % of MRR = Price decreases as % of MRR = Price Increases MRR before Price Increases Price Decreases MRR before Price Decreases Renewals (Where there is no price change) MRR Net Contract Value associated with Price Decreases Net Contract Value associated with Renewals Net Contract Value associated with Price Increases thousands Net Contract Value Associated with Price Changes and Renewals

Upgrades Upgrades Gross Installations Associated with Upgrades thousands thousands Churn Processed Associated with Upgrades1 Net Installations Associated with Upgrades MRR and MAR MRR and MAR MRR and MAR Contract Value Contract Value = Contract Value = 1Churn Processed Associated with Upgrades may occur in a different fiscal quarter than the Gross Installations Associated with Upgrades. On this slide, the timing of Churn Processed Associated with Upgrades is reported in the same quarter as the corresponding Gross Installation Associated with Upgrades, rather than being reported in the period in which the Churn was processed Net Contract Value Associated with Upgrades millions thousands

1Beginning in the three months ended September 30, 2013, the Company began reporting Replacement Services. The installs were previously reported as New Services, and the churn was included in Hard Disconnects 2 Churn Processed associated with Replacement Services may occur in a different fiscal quarter than the Gross Installations associated with Replacement Services. On this slide, the timing of Churn Processed associated with Replacement Services is reported in the same quarter as the corresponding Gross Installation associated with Replacement Services, rather than being reported in the period in which the Churn was processed Replacement Services Replacement Services1 Gross Installations Associated with Replacement Services thousands thousands Churn Processed Associated with Replacement Services Net Installations Associated with Replacement Services MRR and MAR MRR and MAR MRR and MAR Contract Value Contract Value = Contract Value = 2 Net Contract Value Associated with Replacement Services millions

Financial Data by Reporting Segment

Zayo Physical Infrastructure Segment Financial Data 1 Pro-forma annualized growth for revenue and Adjusted EBITDA are calculated as if the acquisitions occurred on the first day of the quarter preceding the respective quarter in which the acquisitions closed Financial Data millions Revenue Stratification Estimated Capital and Upfront Expenditures associated with Net New Sales (Bookings) less Upfront Charges millions Zayo Physical Infrastructure Segment Revenue Stratification & Operational Data thousands Churn Processed Gross Installations MRR and MAR MRR and MAR thousands Net Installations thousands MRR and MAR Churn % = Net New Sales (Bookings) thousands MRR and MAR

% of Revenue millions Purchases of Property and Equipment % of Revenue millions Adjusted EBITDA % of Revenue millions Net Capital1 % of Revenue millions Adj Unlevered FCF3 % of Revenue millions Unlevered Free Cash Flow (FCF)2 $4.3 million lease termination cost adjustment Zayo Physical Infrastructure Segment Cash Flow Stratification 1 Net Capital is equal to “Cash Outflows for Purchases of Property and Equipment” less “Additions to Deferred Revenue” 2 Unlevered Free Cash Flow is equal to Adjusted EBITDA less “Cash Outflows for Purchases of Property and Equipment” 3 Adjusted Unlevered Free Cash Flow is equal to Adjusted EBITDA less “Net Capital” less “Monthly Amortized Revenue”

Zayo Cloud & Connectivity Segment Financial Data Financial Data 1 Pro-forma annualized growth for revenue and Adjusted EBITDA are calculated as if the acquisitions occurred on the first day of the quarter preceding the respective quarter in which the acquisitions closed millions Revenue Stratification Net New Sales (Bookings) thousands MRR and MAR Zayo Cloud & Connectivity Segment Revenue Stratification & Operational Data thousands Churn Processed Gross Installations MRR and MAR MRR and MAR thousands Net Installations thousands MRR and MAR Churn % = Estimated Capital and Upfront Expenditures associated with Net New Sales (Bookings) less Upfront Charges millions

% of Revenue millions Purchases of Property and Equipment % of Revenue millions Adjusted EBITDA % of Revenue millions Net Capital1 % of Revenue millions Adj Unlevered FCF3 % of Revenue millions Unlevered Free Cash Flow (FCF)2 $5.9 million lease termination cost adjustment Zayo Cloud & Connectivity Segment Cash Flow Stratification 1 Net Capital is equal to “Cash Outflows for Purchases of Property and Equipment” less “Additions to Deferred Revenue” 2 Unlevered Free Cash Flow is equal to Adjusted EBITDA less “Cash Outflows for Purchases of Property and Equipment” 3 Adjusted Unlevered Free Cash Flow is equal to Adjusted EBITDA less “Net Capital” less “Monthly Amortized Revenue”

Zayo Other Segment Financial Data 1 Pro-forma annualized growth for revenue and Adjusted EBITDA are calculated as if the acquisitions occurred on the first day of the quarter preceding the respective quarter in which the acquisitions closed Financial Data

Segment Financial Data Rollup Segment Data Rollup

Segment Financial Data Segment Data

Invested Capital Ratio by Reporting Segment Invested Capital

Historical Financial Data & Reconciliations

Consolidated Historical Financial Data Consolidated Financial Data

Consolidated Historical Reconciliations Consolidated Financial Data

Segment Data Reconciliation: Net (Loss)/Earnings to Adjusted EBITDA Segment Data Reconciliation1 1A reconciliation of previous quarters’ legacy segment information can be found in our historical earnings supplements found on our website at http://www.zayo.com/financial-earnings-release

Consolidated Historical Reconciliation: Cash from Operating Activities to Adjusted EBITDA Consolidated Financial Data 1 1 Amortization of deferred revenue is equal to monthly amortized revenue (MAR)

AFFO & Net AFFO Reconciliation AFFO & Net AFFO Reconciliation

Pro-forma Growth Reconciliation (Supporting FY 2014 Q2 Pro-forma Growth) Pro-forma Growth Reconciliation 1, 2 1 A reconciliation of previous quarter pro-forma growth can be found in our historical earnings supplements found on our website at http://www.zayo.com/financial-earnings-release 2 Includes historical financial results and related adjustments for acquisitions completed prior to March 31, 2015

Pro-forma Growth Reconciliation (Supporting FY 2014 Q3 Pro-forma Growth) Pro-forma Growth Reconciliation 1, 2 1 A reconciliation of previous quarter pro-forma growth can be found in our historical earnings supplements found on our website at http://www.zayo.com/financial-earnings-release 2 Includes historical financial results and related adjustments for acquisitions completed prior to March 31, 2015

Pro-forma Growth Reconciliation (Supporting FY 2014 Q4 Pro-forma Growth) Pro-forma Growth Reconciliation 1, 2 1 A reconciliation of previous quarter pro-forma growth can be found in our historical earnings supplements found on our website at http://www.zayo.com/financial-earnings-release 2 Includes historical financial results and related adjustments for acquisitions completed prior to March 31, 2015

Pro-forma Growth Reconciliation (Supporting FY 2015 Q1 Pro-forma Growth) Pro-forma Growth Reconciliation 1, 2 1 A reconciliation of previous quarter pro-forma growth can be found in our historical earnings supplements found on our website at http://www.zayo.com/financial-earnings-release 2 Includes historical financial results and related adjustments for acquisitions completed prior to March 31, 2015

Pro-forma Growth Reconciliation (Supporting FY 2015 Q2 Pro-forma Growth) Pro-forma Growth Reconciliation 1, 2 1 A reconciliation of previous quarter pro-forma growth can be found in our historical earnings supplements found on our website at http://www.zayo.com/financial-earnings-release 2 Includes historical financial results and related adjustments for acquisitions completed prior to March 31, 2015

Pro-forma Growth Reconciliation (Supporting FY 2015 Q3 Pro-forma Growth) Pro-forma Growth Reconciliation 1, 2 1 A reconciliation of previous quarter pro-forma growth can be found in our historical earnings supplements found on our website at http://www.zayo.com/financial-earnings-release 2 Includes historical financial results and related adjustments for acquisitions completed prior to March 31, 2015